Exhibit 32.1

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the three months ended September 30, 2023 (the “Report”) of Kayne DL 2021, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Douglas L. Goodwillie, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ DOUGLAS L. GOODWILLIE
Name:	Douglas L. Goodwillie
Date:	November 14, 2023

Certification of Co-Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the three months ended September 30, 2023 (the “Report”) of Kayne DL 2021, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Kenneth B. Leonard, the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KENNETH B. LEONARD
Name:	Kenneth B. Leonard
Date:	November 14, 2023